SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 22, 2001
                        (Date of earliest event reported)


                             DONALDSON COMPANY, INC.
             (Exact name of Registrant as specified in its charter)




       Delaware                     1-7891                      41-0222640
       (State of             (Commission File No.)             (IRS Employer
    Incorporation)                                          Identification No.)




                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
          (Address of principal executive offices, including zip code)


                                  (952)887-3131
              (Registrant's telephone number, including area code)

Item 5.  Other Events.


       On May 22, 2001, the Company issued a press release in the form attached as Exhibit 99.1 to this Form 8-K.



Item 7.  Exhibits

99.1     Press Release dated May 22, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        DONALDSON COMPANY, INC.

                                                        By /s/ Norman C. Linnell
                                                           ---------------------
                                                        Name:  Norman C. Linnell
                                                        Title: Vice President


Date: May 22, 2001

                                 EXHIBIT INDEX




Exhibit                  Description

99.1                     Press Release, dated May 22, 2001